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                                                                   EXHIBIT 10(a)

                          BEARINGS, INC. FORM 10-Q FOR
                        QUARTER ENDED DECEMBER 31, 1995

                                    SCHEDULE

             The Executive Severance Agreements ("Agreements") presently in effect for seven (7) executive officers are substantially identical in all material respects. This revised schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purpose of setting forth the material details in which the specific Agreements differ from the form of Agreement filed as Exhibit 10(b) to the Bearings, Inc. Form 10-K for the fiscal year ended June 30, 1989:

                                                                     "Base Compensation"
                                                                      Multiple Pursuant
Name                                  Title                           to Paragraph 3(b)
----                                  -----                           -----------------
J. C. Dannemiller             Chairman & Chief                          Three (3)
                              Executive Officer

J. C. Robinson                President & Chief                         Three (3)
                              Operating Officer

F. A. Martins                 Vice President-                           Two (2)
                              Sales & Marketing

R. C. Shaw                    Vice President-                           Two (2)
                              Communications &
                              Public Relations

R. C. Stinson                 Vice President-                           Two (2)
                              Administration,
                              Human Resources,
                              General Counsel
                              & Secretary

J. R. Whitten                 Vice President-                           Two (2)
                              Finance & Treasurer

M. O. Eisele                  Controller                                Two (2)







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             The continuation of employee benefit plans, programs and
arrangements set forth in Paragraph 4 is three (3) years for Messrs. Dannemiller and Robinson, and two (2) years for the other executive officers listed.